FMC SELECT FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 1998


                                  ADVISED BY:
                              FIRST MANHATTAN CO.

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

The FMC Select Fund (the "Fund") had a total return of 9.8% for the year ended October 31, 1998. The Fund outperformed the average total return of 9.1% of its peer group, the Lipper Flexible Fund Universe. The Fund underperformed the 19.4% total return of its benchmark, which is an 80% weighting of the S&P 500 Index and a 20% weighting of the Merrill Lynch Corporate/Government Bond Index of one to ten year maturities. It should be noted that almost one-half of the Fund's equity portion is invested in companies not in the S&P 500 Index, and that the Fund outperformed both the 6.7% total return of the S&P Midcap Index and the -11.1% total return of the S&P Small Cap Index. As of October 31, 1998, 81% of the Fund's assets were invested in equities, well within the targeted equity allocation of 75-85%. The remaining assets were in investment grade, medium term, fixed income instruments and cash equivalents.

In keeping with our philosophy of investing in attractively priced, quality businesses irrespective of size, an increasing proportion of the portfolio is invested in companies not in the S&P 500. Historically we found better value among the high quality businesses within the large cap universe. This has changed as many of the largest caps are being valued at P/E levels well above those of high quality, but smaller companies. This process has made our portfolio more attractively valued relative to the S&P Industrials Index. When we reported to you six months ago, each unit of hypothetical earnings generated by the companies in our equity portfolio cost 84% as much as each unit of earnings generated by the S&P Industrials. As of October 31, 1998 the cost of each unit of earnings in the portfolio declined to 77% of that of the S&P Industrials.



                                 TOTAL RETURN 1

                                          Annualized
                             One Year     Inception
                              Return       to Date
                              9.81%        21.41%

   Comparison of Change in the Value of a $10,000 Investment in the FMC Select
      Fund, versus the S&P 500 Composite Index, the Merrill Lynch 1-10 Year
        Corporate/Government Bond Index, and 80/20 hybrid of the above S&P and Merrill Indices.

[LINE GRAPH OMITTED]

PLOT POINTS ARE AS FOLLOWS:


                                              Merrill Lynch   80/20 Hybrid
                     FMC           S&P          1-10 Year     of the above
                    Select      Composite      Corp./Gov't    S&P & Merrill
                     Fund         Index        Bond Index     and Indices

5/31/95             10,000       10,000         10,000          10,000

10/31/95            10,844       11,005         10,353          10,873

10/31/96            13,445       13,654         10,948          13,093

10/31/97            17,547       18,039         11,781          16,656

10/30/98            19,268       22,006         12,864          19,899



1These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
2The FMC Select Fund commenced operations on May 8, 1995.

Our investment process remains focused on owning good businesses, selling at what we believe are attractive valuations. This discipline keeps us centered on fundamentals such as returns on equity, free cash flow and a valuation that we believe provides a margin of safety. The equity portion of the portfolio continues to be invested in businesses with strong balance sheets and historically less cyclical exposure than the overall economy. While these qualities may be less appreciated after seven consecutive years of economic growth, we perceive the businesses in the portfolio to be well positioned to deal with adversity when the economy inevitably slows and/or interest rates rise materially.

The table below compares a weighted average of key measures of the equity portion of the Fund with the S&P Industrials Index. The table reflects that the Fund is invested in profitable businesses selling at attractive valuations.


--------------------------------------------------------------------------------
                                     FMC SELECT FUND       S&P INDUSTRIALS INDEX
                                     ---------------       ---------------------
QUALITY
-------
Return-on-Equity (ROE) [1]                 26%                      19%
Period Needed to Retire
   Debt from Free Cash Flow [2]          2 Years                  4 Years
Estimated Annual EPS Growth
   for 1998-2002                           14%                      7%

VALUATION
---------
1999 Estimated Price/Earnings             18.7X                    24.3X
--------------------------------------------------------------------------------
[1] The ROE is based on net income for the trailing four quarters ended 9/30/98 and the average equity over that period. ROE provides insight into both the quality of the business and the quality of management in its use of the shareholders' resources. Given the portfolio's heavy skewing towards businesses with franchises we feel are significantly less dependent on the business cycle than those in the S&P, it is anticipated that the portfolio's "ROE advantage" relative to the S&P would expand in a recession.
[2] Free cash flow is defined for this purpose as net income plus depreciation and amortization minus capital expenditures. We have intentionally omitted dividends from this calculation to separate dividend policy, a financial decision, from the enterprise's underlying economics, i.e., the cash generated from operations. We believe that careful analysis of both working capital and free cash flow is often more valuable than reported net income in evaluating a business's fundamentals.

[PIE CHART OMITTTED]
PLOT POINTS ARE AS FOLLOWS:

Portfolio Composition

Packaging 1%
Auto & Truck Related 1%
Insurance 1%
Healthcare 1%
Preferred Stock 1%
Technology 2%
Consumer Products 2%
Hotels, Lodging & Gaming 2%
Computers & Services 3%
U.S. Treasury Obligations 3%
Household Products 3%
Miscellaneous Industrial 4%
U.S. Gov't. Agency Obligations 6%
Food, Beverage & Tobacco 6%
Media/Information 8%
Corporate Obligations 8%
Banks 9%
Medical Products & Services 9%
Financial Services 10%
Retail 10%
Miscellaneous Business Services 10%

% of Total Fund Investments

Since we last reported to you, the Fund established positions in Nielsen Media Research, the leader in broadcast audience measurement and analysis, and Stryker, the global leader in orthopedic implants and powered surgical instruments. Below are descriptions of the fundamentals of these two strong franchises.

Nielsen Media Research (NMR), a small company, has a monopoly franchise in North American broadcast audience measurement and analysis. NMR became a freestanding entity in July when Cognizant, a Fund holding, was split into IMS Health and NMR. NMR's audience measurement business has a number of characteristics associated with an excellent business including: high barriers to entries, leading to limited competition and a 20%+ operating margin; a client base that must have NMR's data to conduct their business efficiently, leading to an 85%+ renewal rate and highly predictable cash flows; a client base of media and advertising firms growing, in aggregate at 1.5-2X GDP, leading to revenue growth for NMR of 10-12%.

The high barriers to entry protecting NMR's franchise have withstood attempts at penetration from both Audits of Great Britain and Control Data. In both cases the potential competitors withdrew after losing over $100MM. Smart TV, the latest challenger, seems to be heading towards a similar fate. Recent reports indicate that the major television networks have pulled back from further capital commitments to Smart after expending over $60 MM. The television networks appear to have been unable to get material commitments from the major cable TV networks, advertising agencies, syndicators and media buyers; we estimate the total cost of building and rolling out a technically viable competitor to NMR at $250 MM-$360 MM. The perception of Smart TV as a viable competitor this past summer presented us with the opportunity to purchase NMR, a business which earns an 18% return on assets, at less than 13X 1999 estimated EPS.

Stryker (SYK), a midcap company which is the global leader in orthopedic implants and powered surgical instruments, has earned a 20% return on equity and has grown earnings at a compounded rate of 20% for the past 20 years. SYK is a major beneficiary of both the aging of populations in the developed world and the increasing adoption of Western medical practices in the developing world. SYK has a reputation for being the most focused, innovative and efficient firm in the industry. SYK, whose primary focus is on implants and instruments, competes mostly against the somewhat neglected subsidiaries of companies whose primary focus is on pharmaceuticals. SYK has led the industry in innovation with new products such a HA (hydroxylapatite) coated cementless implants which are more comfortable, and decrease the need for costly and physically demanding revision surgery. SYK's efficiency is highlighted by having the industry's fastest order turnaround time and lowest manufacturing defect rate.

SYK has unit production costs estimated at 10-20% below competitors, and should experience further declines in unit production costs as it rationalizes and integrates the recently acquired Howmedica division of Pfizer. The addition of Howmedica should also lead to a significant increase in profits at SYK's European operations, which historically were marginally profitable due to a lack of scale. We purchased SYK at $36 or 16X estimated 2000 EPS of $2.20, which incorporates most of the benefits from the Howmedica acquisition. This estimate excludes any benefit from OP-1, a biotechnologically-derived bone growth factor, which alone could be worth $15 per SYK share if full FDA approval is obtained.

We continue to work hard analyzing the Fund's existing and prospective investments, Thank you for your continued confidence.

Sincerely yours,


/s[signature omitted]        /s[signature omitted]        /s[signature omitted]



Bernard Groveman             William McElroy                   A. Byron Nimocks
Equity Manager               Fixed Income Manager              Equity Manager

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 1998


                                                                       Market
                                                                       Value
FMC SELECT FUND                                         Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCKS (80.1%)
AUTO & TRUCK RELATED (0.8%)
   Snap-On Tools                                        23,200       $   822
                                                                     -------
BANKS (9.1%)
   BankAmerica                                          71,045         4,081
   Charter One Financial                                16,900           464
   Compass Bancshares                                   23,100           850
   Dime Bancorp                                         52,100         1,241
   North Fork Bancorp                                   94,500         1,878
   TF Financial                                         32,000           592
                                                                     -------
                                                                       9,106
                                                                     -------
COMPUTERS & SERVICES (2.3%)
   Acxiom*                                              77,616         1,950
   Gartner Group, Cl A*                                 16,000           318
                                                                     -------
                                                                       2,268
                                                                     -------
CONSUMER PRODUCTS (2.0%)
   Ekco Group                                          168,600           611
   Kimberly-Clark                                       28,600         1,380
                                                                     -------
                                                                       1,991
                                                                     -------
FINANCIAL SERVICES (9.9%)
   Fannie Mae                                           23,000         1,629
   Freddie Mac                                          72,000         4,140
   Household International                             112,545         4,115
   Northern Trust                                          100             7
                                                                     -------
                                                                       9,891
                                                                     -------
FOOD, BEVERAGE & TOBACCO (5.5%)
   Philip Morris                                        71,420         3,651
   Schweitzer-Mauduit International                     21,100           384
   UST                                                  43,800         1,489
                                                                     -------
                                                                       5,524
                                                                     -------
HEALTHCARE (1.2%)
   Johnson & Johnson                                    15,000         1,222
                                                                     -------
HOTELS, LODGING & GAMING (1.7%)
   Red Roof Inns*                                       98,800         1,710
                                                                     -------
HOUSEHOLD PRODUCTS (2.8%)
   Benckiser N.V., Cl B*                                49,900         2,844
                                                                     -------
INSURANCE (1.2%)
   General Re                                            5,600         1,230
                                                                     -------
MEDIA (8.2%)
   E.W. Scripps                                         13,000           575
   Gannett                                              45,900         2,840
   Harte-Hanks Communications                          197,700         4,807
                                                                     -------
                                                                       8,222
                                                                     -------


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 1998


                                                        Shares/       Market
                                                      Face Amount      Value
FMC SELECT FUND (continued)                              (000)         (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (8.8%)
   IMS Health                                           97,400       $ 6,477
   Stryker                                              54,100         2,269
                                                                     -------
                                                                       8,746
                                                                     -------
MISCELLANEOUS BUSINESS SERVICES (9.8%)
   Manpower                                             17,000           410
   Nielsen Media Research*                             437,166         6,202
   Olsten                                               88,500           813
   Personnel Group of America*                          86,000         1,333
   Wallace Computer Services                            17,810           390
   York Group                                           56,100           596
                                                                     -------
                                                                       9,744
                                                                     -------
MISCELLANEOUS INDUSTRIES (3.1%)
   Blount International                                 17,000           373
   IDEX                                                104,400         2,701
                                                                     -------
                                                                       3,074
                                                                     -------
PACKAGING (1.2%)
   Sealed Air*                                          32,547         1,153
                                                                     -------
RETAIL (10.0%)
   Autozone*                                           119,100         3,134
   Dollar General                                      117,116         2,796
   InterTAN*                                           258,500         1,373
   Tandy                                                54,200         2,686
                                                                     -------
                                                                       9,989
                                                                     -------
SPECIALTY CHEMICALS (0.3%)
   McWhorter Technologies*                              15,000           305
                                                                     -------
TECHNOLOGY (2.2%)
   First Data                                           83,900         2,223
                                                                     -------
TOTAL COMMON STOCKS
   (Cost $60,800)                                                     80,064
                                                                     -------


PREFERRED STOCKS (0.7%)
   Fresenius National Medical Care*                     20,400            --
   Sealed Air Convertible, Ser A                        16,791           670
                                                                     -------
TOTAL PREFERRED STOCKS
   (Cost $688)                                                           670
                                                                     -------


CORPORATE OBLIGATIONS (7.7%)
   Aon
        7.400%, 10/01/02                                  $150           162
   BellSouth Trust MTN
        9.190%, 07/01/03                                   163           179
   Bond Backed Certificate IBM
        7.350%, 06/01/17                                   508           570


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 1998


                                                          Face        Market
                                                         Amount        Value
FMC SELECT FUND (continued)                               (000)        (000)
--------------------------------------------------------------------------------
   Commercial Credit
        7.750%, 03/01/05                                  $150       $   162
   Dow Chemical
        8.040%, 07/02/05                                   500           551
   Eastman Kodak
        9.750%, 10/01/04                                   300           373
   Geico
        7.500%, 04/15/05                                   200           223
   General Motors
        8.950%, 07/02/09                                   700           766
   Gerber Products
        9.000%, 10/15/06                                   694           852
   H&R Block
        6.750%, 11/01/04                                   615           661
   Manufactures & Trader Trust
        8.125%, 12/01/02                                   250           274
   May Department Stores
        9.750%, 02/15/21                                   415           555
   Monsanto
        8.130%, 12/15/06                                   555           647
   Norwest MTN
        6.375%, 09/15/02                                   350           363
   Philip Morris
        7.250%, 01/15/03                                   200           213
        7.200%, 02/01/07                                   300           320
   Simon Debartolo
        6.875%, 11/15/06                                   400           383
   Union Pacific
        7.600%, 05/01/05                                   250           269
   United Postal Savings Association
        9.000%, 07/26/99                                   150           154
                                                                     -------
TOTAL CORPORATE OBLIGATIONS
   (Cost $7,325)                                                       7,677
                                                                     -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.4%)
   Fannie Mae
        6.595%, 12/01/03                                   492           508
        6.640%, 07/02/07                                   500           548
        6.800%, 08/27/12                                   400           444
   Financial Assistance Corporation
        9.375%, 07/21/03                                   200           238
   Freddie Mac
        6.830%, 06/15/05                                   250           258
   Government Trade Trust, Ser 1995 A
        8.010%, 03/01/07                                   223           253
   Guaranteed Export Certificates
        7.460%, 12/15/05                                   326           357
   Guaranteed Trade Trust, Ser A
        7.020%, 09/01/04                                   150           161
   Overseas Private Investment Corporation
        6.080%, 08/15/04                                   552           574


    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                          FMC SELECT FUND

October 31, 1998


                                                          Face        Market
                                                         Amount        Value
FMC SELECT FUND (continued)                               (000)        (000)
--------------------------------------------------------------------------------
   Overseas Private Investment
        6.930%, 12/15/08                                $  800    $      878
   Small Business Administration, Ser 1996-10F
        6.500%, 11/01/06                                   294           313
   Small Business Administration, Ser 1997-20 L
        6.550%, 12/01/17                                   488           517
   Small Business Administration, Ser 1998 D
        6.150%, 04/01/18                                   392           408
                                                                     -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $5,178)                                                       5,457
                                                                     -------
U.S. TREASURY OBLIGATIONS (3.2%)
   U.S. Treasury Notes
        9.125%, 05/15/99                                   121           124
        8.000%, 05/15/01                                    45            49
        7.500%, 11/15/01                                   250           272
        6.250%, 02/15/03                                   250           268
        6.250%, 02/15/07                                    93           103
   United States Treasury Bills (A)
        4.118%, 04/15/99                                   186           183
        5.216%, 11/12/98                                    24            24
        4.567%, 01/14/99                                    11            11
        5.045%, 02/04/99                                 1,931         1,909
        3.773%, 03/04/99                                   234           231
                                                                     -------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $3,121)                                                       3,174
                                                                     -------
TOTAL INVESTMENTS (97.1%)
   (Cost $77,114)                                                     97,042
                                                                     -------
OTHER ASSETS AND LIABILITIES, NET (2.9%)                               2,919
                                                                     -------
NET ASSETS:
   Portfolio Shares (unlimited authorization
     -- no par value) based on 5,792,528
     outstanding shares of beneficial interest                        75,174
   Undistributed net investment income                                    90
   Accumulated net realized gain on investments                        4,769
   Net unrealized appreciation on investments                         19,928
                                                                     -------
TOTAL NET ASSETS (100.0%)                                            $99,961
                                                                     =======
   Net Asset Value, Offering and Redemption Price Per Share           $17.26
                                                                     =======
*NON-INCOME PRODUCING SECURITY
(A) THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE EFFECTIVE YIELD AS OF OCTOBER 31, 1998.
CL -- CLASS
MTN -- MEDIUM TERM NOTE
SER -- SERIES

    The accompanying notes are an integral part of the financial statements.


STATEMENT OF OPERATIONS                                                                        FMC SELECT FUND


                                                                                                       FMC
                                                                                                     SELECT
                                                                                                      FUND
                                                                                                   ----------
                                                                                                   11/01/97 TO
                                                                                                    10/31/98
                                                                                                      (000)
--------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend Income......................................................................            $  947
   Interest Income .....................................................................             1,101
--------------------------------------------------------------------------------------------------------------
     Total Investment Income............................................................             2,048
--------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ............................................................               773
   Investment Advisory Fee Waiver ......................................................               (13)
   Reimbursements by Advisor............................................................                --
   Administrative Fees .................................................................               167
   Administrative Fee Waiver ...........................................................                --
   Custodian Fees ......................................................................                 9
   Professional Fees ...................................................................                25
   Transfer Agent Fees .................................................................                30
   Printing Fees .......................................................................                24
   Trustee Fees ........................................................................                 6
   Registration and Filing Fees ........................................................                21
   Insurance and Other Fees ............................................................                 6
   Organization Costs...................................................................                10
--------------------------------------------------------------------------------------------------------------
     Total Expenses, Net ...............................................................             1,058
--------------------------------------------------------------------------------------------------------------
       Net Investment Income ...........................................................               990
--------------------------------------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold ..............................................             4,769
   Net Change in Unrealized Appreciation of Investment Securities ......................             1,077
--------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments ...................................             5,846
--------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations.................................            $6,836
==============================================================================================================
Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.



STATEMENT OF CHANGES IN NET ASSETS                                                             FMC SELECT FUND

                                                                                               FMC
                                                                                            SELECT FUND
                                                                                      ----------------------
                                                                                         11/1/97     11/1/96
                                                                                       TO 10/31/98 TO 10/31/97
                                                                                          (000)       (000)
---------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income........................................................      $     990     $    685
   Net Realized Gain from Securities Sold ......................................          4,769        4,502
   Net Change in Unrealized Appreciation of Investment Securities ..............          1,077       11,311
---------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations.......................          6,836       16,498
---------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income .......................................................           (955)        (681)
   Realized Capital Gains.......................................................         (4,503)      (1,500)
---------------------------------------------------------------------------------------------------------------
     Total Distributions .......................................................         (5,458)      (2,181)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .................................................         27,196       15,537
   Reinvestment of Cash Distributions ..........................................          5,295        2,131
   Cost of Shares Redeemed .....................................................         (9,599)      (4,203)
---------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share Transactions...............         22,892       13,465
---------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ..............................................         24,270       27,782
---------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .........................................................         75,691       47,909
---------------------------------------------------------------------------------------------------------------
  End of Period ...............................................................        $ 99,961      $75,691
===============================================================================================================
     Shares Issued and Redeemed:
    Shares Issued ..............................................................          1,536        1,069
    Shares Issued in Lieu of Cash Distributions ................................            317          152
    Shares Redeemed ............................................................           (561)        (290)
---------------------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ........................................          1,292          931
===============================================================================================================


    The accompanying notes are an integral part of the financial statements.




FINANCIAL HIGHLIGHTS                                                                                         FMC SELECT FUND

For a Share Outstanding Throughout Each Period

For the Periods Ended October 31,
                                                                                                                   Ratio
          Net                                                          Net                   Net                   of Net
         Asset             Realized and Distributions Distributions   Asset                 Assets      Ratio     Investment
         Value      Net     Unrealized     from Net       from        Value                  End      of Expenses  Income
       Beginning Investment  Gains on     Investment     Capital       End      Total     of Period   to Average  to Average
       of Period   Income   Securities      Income        Gains     of Period   Return      (000)     Net Assets  Net Assets
       --------- ---------- ----------- ------------- ------------- ---------   ------    ---------  -----------  ----------
---------------
FMC SELECT FUND
---------------
1998    $16.82      0.17        1.43        (0.17)       (0.99)       $17.26     9.81%    $99,961       1.09%        1.01%
1997    $13.42      0.16        3.81        (0.16)       (0.41)       $16.82    30.51%    $75,691       1.10%        1.08%
1996    $10.97      0.14        2.48        (0.14)       (0.03)       $13.42    23.99%    $47,909       1.10%        1.10%
1995(1) $10.00      0.10        0.96        (0.09)         --         $10.97    10.60%+   $27,202       1.10%*       1.96%*
---------------
FMC SELECT FUND
---------------
                        Ratio
                        of Net
          Ratio       Investment
        of Expenses     Income
        to Average    to Average
        Net Assets    Net Assets    Portfolio
        (Excluding    (Excluding    Turnover
         Waivers)      Waivers)      Rate
        -----------   -----------  ---------
 1998      1.11%         0.99%      29.72%
 1997      1.17%         1.01%      21.71%
 1996      1.20%         1.00%      24.39%
 1995(1)   1.57%*        1.49%*      1.87%

 *  Annualized
 +  Total return is for the period indicated and has not been annualized.
(1) The FMC Select Fund commenced operations on May 8, 1995.

Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                    FMC SELECT FUND

October 31, 1998

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with eight portfolios. The financial statements herein are those of the FMC Select Fund (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES:

Organizational costs have been capitalized by the Trust and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Trust are redeemed by any holder thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder

NOTES TO FINANCIAL STATEMENTS (concluded)                        FMC SELECT FUND

October 31, 1998

thereof by the Portfolio will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $10,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .15% of the Funds' average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .80% of the average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.10% of the average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1998 are as follows:

                                            (000)
                                          ---------
Purchases
  U.S. Government .....................  $  2,831
  Other ...............................    41,890
Sales
  U.S. Government .....................  $  1,739
  Other ...............................    26,269

At October 31, 1998, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1998, is as follows:

                                            (000)
                                          ---------
Aggregate gross unrealized
  appreciation ........................    $24,683
Aggregate gross unrealized
  depreciation ........................     (4,755)
                                           -------
Net unrealized appreciation ...........    $19,928
                                           =======

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Trustees of
FMC Select Fund of
Advisors' Inner Circle Fund:


We have audited the accompanying statement of net assets of the FMC Select Fund (the "Fund"), one of the funds constituting Advisors' Inner Circle Fund, as of October 31, 1998, and the related statement of operations, changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Select Fund of Advisors' Inner Circle Fund as of October 31, 1998, and the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Philadelphia, PA
December 18, 1998

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)



For shareholders that do not have an October 31, 1998 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1998 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1998, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                             (A)            (B)
                          LONG TERM      ORDINARY            (C)
                        CAPITAL GAIN      INCOME            TOTAL           (D)           (E)           (F)
                        DISTRIBUTIONS  DISTRIBUTIONS    DISTRIBUTIONS   QUALIFYING    TAX EXEMPT      FOREIGN
     PORTFOLIO           (TAX BASIS)    (TAX BASIS)      (TAX BASIS)   DIVIDENDS(1)    INTEREST     TAX CREDIT
     -------            ------------   ------------     ------------   ------------  ------------  ------------
FMC Select Fund              78%            22%            100%             84%            0%             0%

---------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
  * Items (A)and (B) are based on a percentage of the portfolio's total distributions.
 ** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

                                 FMC SELECT FUND
                                 P.O. Box 419009
                           Kansas City, MO 64141-6009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103



This information must be preceded or accompanied by a current prospectus for the Fund described.

FMC-F-003-05